UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22821

Eaton Vance Floating-Rate Income Plus Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

May 31

Date of Fiscal Year End

May 31, 2015

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Floating-Rate Income Plus Fund

(EFF)

Annual Report

May 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report May 31, 2015

Eaton Vance

Floating-Rate Income Plus Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	3

Endnotes and Additional Disclosures	4

Financial Statements	5

Report of Independent Registered Public Accounting Firm	30

Federal Tax Information	31

Annual Meeting of Shareholders	32

Dividend Reinvestment Plan	33

Board of Trustees’ Contract Approval	35

Management and Organization	38

Important Notices	40

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The U.S. floating rate loan market was mixed over the fiscal year ended May 31, 2015, with the S&P/LSTA Leveraged Loan Index,2 a broad barometer of the loan market, returning 2.84% during the 12-month period. Positive returns for the asset class were driven by income, with price declines in the latter part of 2014 detracting from returns.

Technical conditions — i.e., the balance of supply and demand — put downward pressure on loan prices from the beginning of the period through the end of 2014. The supply of new loans outpaced institutional inflows, while the retail side of the loan market experienced net outflows. It appeared that a key driver of outflows in 2014 was decreased urgency regarding rising interest rates, as a rate hike by the Federal Reserve Board no longer appeared to be imminent.

Falling energy prices also appeared to have impacted the loan market. The heaviest outflows and price declines in the asset class occurred in late 2014, after the Organization of the Petroleum Exporting Countries announced it would not cut oil production. This exacerbated an ongoing decline in crude prices. While the loan market has relatively small energy exposure, investors appeared to view falling energy prices as a negative event for loans.

In the last several months of the period, however, conditions improved. Oil prices stabilized and corporate fundamentals, which had strengthened throughout the period, began to prevail. Flows into the loan market moved from negative to flat and prices began to rise.

With the U.S. economy continuing its lumpy but gradual recovery during the period, improving corporate fundamentals kept the default rate fairly benign. The loan default rate, a measure of corporate health and credit risk in the market, was 1.26%, well below the market’s 10-year average of 3.4%, according to Standard & Poor’s Leveraged Commentary & Data.

Fund Performance

For the fiscal year ended May 31, 2015, Eaton Vance Floating-Rate Income Plus Fund (the Fund) shares at net asset value (NAV) had a total return of 2.15%, underperforming the 2.84% return of the S&P/LSTA Leveraged Loan Index (the Index).

Under normal market conditions, the Fund invests at least 80% of its total assets in senior loans. In keeping with the

Fund’s secondary objective of preservation of capital, the Fund has historically tended to underweight lower-quality loans, a strategy that may help the Fund experience limited credit losses over time but may detract from relative results versus the Index in times when lower-quality issues outperform.

For the 12-month period, BBB-rated loans7 in the Index returned 2.40%, BB-rated loans in the Index returned 3.79%, B-rated loans in the Index returned 3.14%, CCC-rated loans in the Index returned 3.77%, and D-rated (defaulted) loans in the Index returned -17.60%. The negative performance of the D-rated category was due in large part to the continued decline of loans issued by Energy Future Holdings, also known as TXU, a major Index component that defaulted during the Fund’s previous fiscal year but was not held by the Fund. Across the ratings tiers, the Fund’s overweight to BB-rated loans and underweight to D-rated loans both aided relative Fund performance versus the Index. However, the Fund’s underweight to CCC-rated loans detracted from Fund performance versus the Index.

The Fund’s out-of-Index holdings in convertible securities, common stocks and non-U.S.-dollar-denominated emerging-market debt were the most significant contributors to the Fund’s underperformance versus the Index. Commodity-related companies, especially energy companies, were particularly hard hit as the price of crude oil and other commodities plunged during the fiscal year. Commodity prices were also negatively affected by the relative strengthening of the U.S. dollar against other currencies during the period, which also hurt prices of non-dollar-denominated emerging-market bonds.

On a sector-level basis, the Fund’s underweight to utilities contributed to the Fund’s relative results versus the Index, as that sector trailed the Index during the period. Similarly, the Fund’s overweight to financial intermediaries, a sector that outperformed the overall loan market, helped Fund performance versus the Index. In contrast, the Fund’s overweights to steel and to nonferrous metals/minerals detracted from Fund results versus the Index, as those sectors underperformed. An underweight to telecommunications, a sector that outperformed during the period, also hurt the Fund’s relative results verses the Index.

The Fund’s use of leverage6 during the period had the effect of achieving additional exposure to the markets, and thus magnifying the Fund’s exposure to its underlying contributors and detractors from Fund performance during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distribu-tions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2015

Performance2,3

Portfolio Managers Scott H. Page, CFA, Craig P. Russ and Kathleen C. Gaffney, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Since Inception
Fund at NAV	06/28/2013	2.15%	—	5.24%
Fund at Market Price	—	2.71	—	0.93
S&P/LSTA Leveraged Loan Index	—	2.84%	5.46%	4.06%

% Premium/Discount to NAV[4]
				–7.72%

Distributions[5]
Total Distributions per share for the period				$1.134
Distribution Rate at NAV				6.20%
Distribution Rate at Market Price				6.72%

% Total Leverage[6]
Borrowings				23.49%
Variable Rate Term Preferred Shares (VRTP Shares)				15.66

Fund Profile

Credit Quality (% of bonds, loans and mortgage-backed securities)7

Asset Allocation (% of total investments)8

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Performance results reflect the effects of leverage. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[6]

Leverage represents the liquidation value of the Fund’s VRTP Shares and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus VRTP Shares and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[7]

Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the ratings agencies, the higher rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

[8]	Asset allocation as a percentage of the Fund’s net assets amounted to 166.2%.

Fund profile subject to change due to active management.

4

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2015

Portfolio of Investments

Senior Floating-Rate Interests — 138.2%(1)

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Aerospace and Defense — 3.5%
DAE Aviation Holdings, Inc.
Term Loan, 5.00%, Maturing November 2, 2018	$608	$611,043
Silver II US Holdings, LLC
Term Loan, 4.00%, Maturing December 13, 2019	1,377	1,339,078
Standard Aero Limited
Term Loan, 5.00%, Maturing November 2, 2018	275	276,146
Transdigm, Inc.
Term Loan, 3.75%, Maturing February 28, 2020	2,190	2,189,673
Term Loan, 3.75%, Maturing June 4, 2021	471	471,622

		$4,887,562

Air Transport — 0.4%
Virgin America, Inc.
Term Loan, 4.50%, Maturing April 4, 2019	$625	$572,500

		$572,500

Automotive — 2.5%
Affinia Group Intermediate Holdings, Inc.
Term Loan, 4.75%, Maturing April 27, 2020	$626	$627,778
Chrysler Group, LLC
Term Loan, 3.25%, Maturing December 31, 2018	545	545,748
CS Intermediate Holdco 2, LLC
Term Loan, 4.00%, Maturing April 4, 2021	174	174,339
Federal-Mogul Holdings Corporation
Term Loan, 4.75%, Maturing April 15, 2021	993	990,639
Horizon Global Corporation
Term Loan, Maturing May 11, 2022(2)	125	123,672
MPG Holdco I, Inc.
Term Loan, 3.75%, Maturing October 20, 2021	577	579,190
TI Group Automotive Systems, LLC
Term Loan, 4.25%, Maturing July 2, 2021	223	224,010
Visteon Corporation
Term Loan, 3.50%, Maturing April 9, 2021	273	273,364

		$3,538,740

Beverage and Tobacco — 0.3%
Flavors Holdings, Inc.
Term Loan - Second Lien, 11.00%, Maturing October 3, 2021	$500	$482,500

		$482,500

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Brokerage / Securities Dealers / Investment Houses — 0.1%
Astro AB Borrower, Inc.
Term Loan, 5.50%, Maturing April 30, 2022	$75	$76,031

		$76,031

Building and Development — 2.4%
Auction.com, LLC
Term Loan, Maturing May 8, 2022(2)	$275	$273,625
CPG International, Inc.
Term Loan, 4.75%, Maturing September 30, 2020	148	147,196
Gates Global, Inc.
Term Loan, 4.25%, Maturing July 5, 2021	1,398	1,393,849
Headwaters, Incorporated
Term Loan, 4.50%, Maturing March 24, 2022	50	50,313
Quikrete Holdings, Inc.
Term Loan, 4.00%, Maturing September 28, 2020	236	236,878
Realogy Corporation
Term Loan, 3.75%, Maturing March 5, 2020	786	788,128
Summit Materials Companies I, LLC
Term Loan, 5.00%, Maturing January 30, 2019	491	492,763

		$3,382,752

Business Equipment and Services — 10.8%
Acosta Holdco, Inc.
Term Loan, 4.25%, Maturing September 26, 2021	$871	$875,056
AlixPartners, LLP
Term Loan - Second Lien, 9.00%, Maturing July 10, 2021	200	202,250
Altisource Solutions S.a.r.l.
Term Loan, 4.50%, Maturing December 9, 2020	646	584,964
Brickman Group Ltd., LLC
Term Loan, 4.00%, Maturing December 18, 2020	222	222,408
CCC Information Services, Inc.
Term Loan, 4.00%, Maturing December 20, 2019	490	490,587
Ceridian, LLC
Term Loan, 4.50%, Maturing September 15, 2020	148	147,759
Corporate Capital Trust, Inc.
Term Loan, 4.00%, Maturing May 15, 2019	248	247,649
CPM Holdings, Inc.
Term Loan, 6.00%, Maturing April 11, 2022	75	75,234
Crossmark Holdings, Inc.
Term Loan, 4.50%, Maturing December 20, 2019	506	478,772
Education Management, LLC
Term Loan, 5.50%, Maturing July 2, 2020	195	171,457
Term Loan, 8.50%, (2.00% Cash, 6.50% PIK), Maturing July 2, 2020	330	253,370

5	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Business Equipment and Services (continued)
EIG Investors Corp.
Term Loan, 5.00%, Maturing November 9, 2019	$1,671	$1,668,452
Expert Global Solutions, Inc.
Term Loan, 8.50%, Maturing April 3, 2018	268	268,202
Extreme Reach, Inc.
Term Loan, 6.75%, Maturing February 7, 2020	186	187,377
Garda World Security Corporation
Term Loan, 4.00%, Maturing November 6, 2020	30	30,097
Term Loan, 4.00%, Maturing November 6, 2020	268	267,653
IG Investment Holdings, LLC
Term Loan, 6.00%, Maturing October 29, 2021	125	125,305
Information Resources, Inc.
Term Loan, 4.75%, Maturing September 30, 2020	320	322,024
ION Trading Technologies S.a.r.l.
Term Loan, 4.25%, Maturing June 10, 2021	309	308,437
Term Loan - Second Lien, 7.25%, Maturing June 10, 2022	1,000	997,500
Kronos Incorporated
Term Loan, 4.50%, Maturing October 30, 2019	2,226	2,239,158
MCS AMS Sub-Holdings, LLC
Term Loan, 7.00%, Maturing October 15, 2019	363	356,301
PGX Holdings, Inc.
Term Loan, 6.25%, Maturing September 29, 2020	296	298,472
RCS Capital Corporation
Term Loan, 6.50%, Maturing April 29, 2019	556	547,567
ServiceMaster Company
Term Loan, 4.25%, Maturing July 1, 2021	622	624,262
SunGard Data Systems, Inc.
Term Loan, 4.00%, Maturing March 8, 2020	1,743	1,751,218
TransUnion, LLC
Term Loan, 4.00%, Maturing April 9, 2021	1,040	1,039,933
Travelport Finance (Luxembourg) S.a.r.l.
Term Loan, 5.75%, Maturing September 2, 2021	299	301,648
WASH Multifamily Laundry Systems, LLC
Term Loan, Maturing April 21, 2022(2)	64	64,142
Term Loan, Maturing May 4, 2022(2)	11	11,233

		$15,158,487

Cable and Satellite Television — 0.3%
MCC Iowa, LLC
Term Loan, 3.75%, Maturing June 30, 2021	$223	$223,786
Mediacom Illinois, LLC
Term Loan, 3.75%, Maturing June 30, 2021	124	124,686

		$348,472

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Chemicals and Plastics — 9.2%
Allnex (Luxembourg) & Cy S.C.A.
Term Loan, 4.50%, Maturing October 3, 2019	$517	$519,314
Allnex USA, Inc.
Term Loan, 4.50%, Maturing October 3, 2019	268	269,447
Aruba Investments, Inc.
Term Loan, 5.25%, Maturing February 2, 2022	75	75,750
Axalta Coating Systems US Holdings, Inc.
Term Loan, 3.75%, Maturing February 1, 2020	1,409	1,410,293
AZ Chem US, Inc.
Term Loan, 4.50%, Maturing June 12, 2021	498	499,398
Chemours Company Co. (The)
Term Loan, 3.75%, Maturing May 22, 2022	275	275,859
Colouroz Investment 1, GmbH
Term Loan, 4.75%, Maturing September 7, 2021	39	38,938
Term Loan, 4.75%, Maturing September 7, 2021	235	235,542
ECO Services Operations, LLC
Term Loan, 4.75%, Maturing December 4, 2021	100	99,750
Emerald Performance Materials, LLC
Term Loan, 4.50%, Maturing August 1, 2021	124	124,841
Term Loan - Second Lien, 7.75%, Maturing August 1, 2022	150	149,719
Gemini HDPE, LLC
Term Loan, 4.75%, Maturing August 7, 2021	124	124,942
Ineos US Finance, LLC
Term Loan, 3.75%, Maturing May 4, 2018	1,963	1,964,894
Term Loan, 4.25%, Maturing March 31, 2022	175	175,632
Kronos Worldwide, Inc.
Term Loan, 4.00%, Maturing February 18, 2020	272	273,441
MacDermid, Inc.
Term Loan, 4.50%, Maturing June 7, 2020	149	150,173
Term Loan, 4.75%, Maturing June 7, 2020	150	150,734
Minerals Technologies, Inc.
Term Loan, 4.00%, Maturing May 7, 2021	471	472,505
Orion Engineered Carbons GmbH
Term Loan, 5.00%, Maturing July 25, 2021	149	150,743
OXEA Finance, LLC
Term Loan - Second Lien, 8.25%, Maturing July 15, 2020	1,000	927,500
Polarpak, Inc.
Term Loan, 4.50%, Maturing June 7, 2020	311	311,211
Solenis International L.P.
Term Loan, 4.25%, Maturing July 31, 2021	345	345,244
Sonneborn Refined Products B.V.
Term Loan, 5.50%, Maturing December 10, 2020	19	18,867

6	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Chemicals and Plastics (continued)
Sonneborn, LLC
Term Loan, 5.50%, Maturing December 10, 2020	$106	$106,912
Tata Chemicals North America, Inc.
Term Loan, 3.75%, Maturing August 7, 2020	270	269,931
Trinseo Materials Operating S.C.A.
Term Loan, 4.25%, Maturing October 13, 2021	575	577,575
Tronox Pigments (Netherlands) B.V.
Term Loan, 4.25%, Maturing March 19, 2020	1,962	1,971,388
Univar, Inc.
Term Loan, 5.00%, Maturing June 30, 2017	980	980,035
WNA Holdings, Inc.
Term Loan, 4.50%, Maturing June 7, 2020	162	162,750

		$12,833,328

Conglomerates — 0.5%
Spectrum Brands, Inc.
Term Loan, 3.50%, Maturing September 4, 2019	$640	$642,851

		$642,851

Containers and Glass Products — 3.5%
Berry Plastics Holding Corporation
Term Loan, 3.50%, Maturing February 8, 2020	$1,960	$1,959,388
Term Loan, 3.75%, Maturing January 6, 2021	159	158,801
Hilex Poly Co., LLC
Term Loan, 6.00%, Maturing December 5, 2021	399	403,738
Libbey Glass, Inc.
Term Loan, 3.75%, Maturing April 9, 2021	99	99,405
Pelican Products, Inc.
Term Loan, 5.25%, Maturing April 10, 2020	374	374,514
Reynolds Group Holdings, Inc.
Term Loan, 4.50%, Maturing December 1, 2018	1,925	1,936,217

		$4,932,063

Cosmetics / Toiletries — 0.8%
Prestige Brands, Inc.
Term Loan, 3.50%, Maturing September 3, 2021	$158	$158,480
Revlon Consumer Products Corporation
Term Loan, 4.00%, Maturing October 8, 2019	291	291,741
Sun Products Corporation (The)
Term Loan, 5.50%, Maturing March 23, 2020	728	716,471

		$1,166,692

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Drugs — 3.6%
AMAG Pharmaceuticals, Inc.
Term Loan, 7.25%, Maturing November 12, 2020	$146	$147,895
DPx Holdings B.V.
Term Loan, 4.25%, Maturing March 11, 2021	223	223,073
Endo Luxembourg Finance Company I S.a.r.l.
Term Loan, 3.25%, Maturing March 1, 2021	99	99,227
Mallinckrodt International Finance S.A.
Term Loan, 3.25%, Maturing March 19, 2021	396	396,217
Par Pharmaceutical Companies, Inc.
Term Loan, 4.00%, Maturing September 30, 2019	198	198,458
Term Loan, 4.25%, Maturing September 30, 2019	998	1,001,448
Valeant Pharmaceuticals International, Inc.
Term Loan, 3.50%, Maturing August 5, 2020	1,990	1,992,482
Term Loan, 4.00%, Maturing April 1, 2022	950	953,887

		$5,012,687

Ecological Services and Equipment — 0.8%
ADS Waste Holdings, Inc.
Term Loan, 3.75%, Maturing October 9, 2019	$976	$974,659
EnergySolutions, LLC
Term Loan, 6.75%, Maturing May 29, 2020	211	212,513

		$1,187,172

Electronics / Electrical — 15.1%
Answers Corporation
Term Loan, 6.25%, Maturing October 3, 2021	$574	$519,696
Applied Systems, Inc.
Term Loan, 4.27%, Maturing January 25, 2021	216	216,752
Avago Technologies Cayman Ltd.
Term Loan, Maturing May 6, 2021(2)	2,000	2,006,478
Campaign Monitor Finance Pty Limited
Term Loan, 6.25%, Maturing March 18, 2021	198	197,753
Carros Finance Luxembourg S.a.r.l.
Term Loan, 4.50%, Maturing September 30, 2021	100	99,873
CommScope, Inc.
Term Loan, Maturing May 21, 2022(2)	250	249,375
CompuCom Systems, Inc.
Term Loan, 4.25%, Maturing May 11, 2020	470	440,638
Dell, Inc.
Term Loan, 4.50%, Maturing April 29, 2020	2,287	2,293,800
Entegris, Inc.
Term Loan, 3.50%, Maturing April 30, 2021	104	104,437
Excelitas Technologies Corp.
Term Loan, 6.00%, Maturing October 31, 2020	219	220,782

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Electronics / Electrical (continued)
Eze Castle Software, Inc.
Term Loan, 4.00%, Maturing April 6, 2020	$928	$929,876
FIDJI Luxembourg (BC4) S.a.r.l.
Term Loan, 6.25%, Maturing December 24, 2020	188	188,440
Go Daddy Operating Company, LLC
Term Loan, 4.25%, Maturing May 13, 2021	984	989,375
Hyland Software, Inc.
Term Loan, 4.75%, Maturing February 19, 2021	893	897,353
Infor (US), Inc.
Term Loan, 3.75%, Maturing June 3, 2020	2,122	2,117,308
Lattice Semiconductor Corporation
Term Loan, 5.25%, Maturing March 10, 2021	150	151,125
M/A-COM Technology Solutions Holdings, Inc.
Term Loan, 4.50%, Maturing May 7, 2021	124	125,303
MA FinanceCo., LLC
Term Loan, 4.50%, Maturing November 20, 2019	300	300,469
Term Loan, 5.25%, Maturing November 19, 2021	265	265,793
Magic Newco, LLC
Term Loan, 5.00%, Maturing December 12, 2018	980	985,790
MH Sub I, LLC
Term Loan, 5.00%, Maturing July 8, 2021	223	223,780
Orbotech, Inc.
Term Loan, 5.00%, Maturing August 6, 2020	124	123,753
Renaissance Learning, Inc.
Term Loan, 4.50%, Maturing April 9, 2021	873	863,790
RP Crown Parent, LLC
Term Loan, 6.00%, Maturing December 21, 2018	1,007	982,686
SGS Cayman L.P.
Term Loan, 6.00%, Maturing April 23, 2021	52	52,119
Shield Finance Co. S.a.r.l.
Term Loan, 5.00%, Maturing January 29, 2021	173	174,585
Sirius Computer Solutions, Inc.
Term Loan, 6.25%, Maturing December 7, 2018	398	403,428
SkillSoft Corporation
Term Loan, 5.75%, Maturing April 28, 2021	871	859,804
Smart Technologies ULC
Term Loan, 10.50%, Maturing January 31, 2018	452	452,229
SunEdison Semiconductor B.V.
Term Loan, 6.50%, Maturing May 27, 2019	223	224,429
SurveyMonkey.com, LLC
Term Loan, 5.50%, Maturing February 5, 2019	482	486,341
Sutherland Global Services, Inc.
Term Loan, 6.00%, Maturing April 23, 2021	222	223,900

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Electronics / Electrical (continued)
Sybil Software, LLC
Term Loan, 4.75%, Maturing March 20, 2020	$238	$239,529
Vantiv, LLC
Term Loan, 3.75%, Maturing June 13, 2021	191	192,244
Vertafore, Inc.
Term Loan, 4.25%, Maturing October 3, 2019	1,372	1,378,195
Wall Street Systems Delaware, Inc.
Term Loan, 4.50%, Maturing April 30, 2021	343	344,266
Zebra Technologies Corporation
Term Loan, 4.75%, Maturing October 27, 2021	530	536,956

		$21,062,450

Financial Intermediaries — 6.4%
Armor Holding II, LLC
Term Loan, 5.75%, Maturing June 26, 2020	$496	$494,498
First Data Corporation
Term Loan, 3.68%, Maturing March 24, 2018	1,725	1,725,616
Grosvenor Capital Management Holdings, LLP
Term Loan, 3.75%, Maturing January 4, 2021	315	314,545
Guggenheim Partners, LLC
Term Loan, 4.25%, Maturing July 22, 2020	2,266	2,284,374
Medley, LLC
Term Loan, 6.50%, Maturing June 15, 2019	130	129,545
Moneygram International, Inc.
Term Loan, 4.25%, Maturing March 27, 2020	471	453,613
NXT Capital, Inc.
Term Loan, Maturing September 4, 2018(2)	175	175,875
Ocwen Financial Corporation
Term Loan, 5.00%, Maturing February 15, 2018	1,554	1,542,827
Sesac Holdco II, LLC
Term Loan, 5.25%, Maturing February 8, 2019	781	781,694
Walker & Dunlop, Inc.
Term Loan, 5.25%, Maturing December 11, 2020	169	170,528
Walter Investment Management Corp.
Term Loan, 4.75%, Maturing December 19, 2020	882	836,130

		$8,909,245

Food Products — 3.5%
AdvancePierre Foods, Inc.
Term Loan, 5.75%, Maturing July 10, 2017	$985	$993,094
Charger OpCo B.V.
Term Loan, 3.50%, Maturing July 23, 2021	575	578,594
Del Monte Foods, Inc.
Term Loan, 4.25%, Maturing February 18, 2021	670	640,928

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Food Products (continued)
Diamond Foods, Inc.
Term Loan, 4.25%, Maturing August 20, 2018	$49	$49,498
Dole Food Company, Inc.
Term Loan, 4.50%, Maturing November 1, 2018	1,527	1,535,732
High Liner Foods Incorporated
Term Loan, 4.25%, Maturing April 24, 2021	223	223,446
JBS USA Holdings, Inc.
Term Loan, 3.75%, Maturing September 18, 2020	419	419,274
Onex Wizard US Acquisition, Inc.
Term Loan, 4.25%, Maturing March 13, 2022	325	327,184
Post Holdings, Inc.
Term Loan, 3.75%, Maturing June 2, 2021	150	150,023

		$4,917,773

Food Service — 2.7%
1011778 B.C. Unlimited Liability Company
Term Loan, 3.75%, Maturing December 10, 2021	$1,236	$1,240,921
CEC Entertainment, Inc.
Term Loan, 4.00%, Maturing February 14, 2021	198	196,350
Landry’s, Inc.
Term Loan, 4.00%, Maturing April 24, 2018	638	641,482
US Foods, Inc.
Term Loan, 4.50%, Maturing March 31, 2019	1,474	1,480,044
Weight Watchers International, Inc.
Term Loan, 4.00%, Maturing April 2, 2020	491	245,000

		$3,803,797

Food / Drug Retailers — 3.2%
Albertson’s Holdings, LLC
Term Loan, 5.00%, Maturing August 25, 2019	$575	$577,995
Term Loan, 5.50%, Maturing August 25, 2021	225	226,751
Albertson’s, LLC
Term Loan, 5.38%, Maturing March 21, 2019	894	899,430
New Albertson’s, Inc.
Term Loan, 4.75%, Maturing June 27, 2021	1,271	1,276,521
Supervalu, Inc.
Term Loan, 4.50%, Maturing March 21, 2019	1,533	1,539,480

		$4,520,177

Health Care — 16.0%
Acadia Healthcare Company, Inc.
Term Loan, 4.25%, Maturing February 11, 2022	$75	$75,576

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Health Care (continued)
ADMI Corp.
Term Loan, 5.50%, Maturing April 30, 2022	$75	$75,656
Akorn, Inc.
Term Loan, 4.50%, Maturing April 16, 2021	274	275,161
Amneal Pharmaceuticals, LLC
Term Loan, 4.51%, Maturing November 1, 2019	50	50,312
Term Loan, 5.00%, Maturing November 1, 2019	535	538,178
Amsurg Corp.
Term Loan, 3.75%, Maturing July 16, 2021	149	149,550
ATI Holdings, Inc.
Term Loan, 5.25%, Maturing December 20, 2019	498	500,979
Auris Luxembourg III S.a.r.l.
Term Loan, 5.50%, Maturing January 17, 2022	200	200,750
BioScrip, Inc.
Term Loan, 6.50%, Maturing July 31, 2020	104	103,765
Term Loan, 6.50%, Maturing July 31, 2020	174	172,941
Capella Healthcare, Inc.
Term Loan, 5.25%, Maturing December 31, 2021	200	200,996
CareCore National, LLC
Term Loan, 5.50%, Maturing March 5, 2021	124	125,305
CeramTec Acquisition Corporation
Term Loan, 4.25%, Maturing August 30, 2020	54	53,824
CHG Healthcare Services, Inc.
Term Loan, 4.25%, Maturing November 19, 2019	1,114	1,120,212
Community Health Systems, Inc.
Term Loan, 3.75%, Maturing December 31, 2019	226	226,378
Term Loan, 4.00%, Maturing January 27, 2021	416	417,605
Concordia Healthcare Corp.
Term Loan, 4.75%, Maturing April 21, 2022	75	75,633
CPI Buyer, LLC
Term Loan, 5.50%, Maturing August 18, 2021	249	249,372
DJO Finance, LLC
Term Loan, 4.25%, Maturing April 21, 2020	550	552,062
Envision Healthcare Corporation
Term Loan, 4.00%, Maturing May 25, 2018	1,473	1,478,110
Faenza Acquisition GmbH
Term Loan, 4.25%, Maturing August 30, 2020	159	159,716
Term Loan, 4.25%, Maturing August 30, 2020	528	530,500
Horizon Pharma Holdings USA, Inc.
Term Loan, 4.50%, Maturing April 22, 2021	550	553,610
Iasis Healthcare, LLC
Term Loan, 4.50%, Maturing May 3, 2018	786	789,761
Impax Laboratories, Inc.
Term Loan, 5.50%, Maturing December 2, 2020	225	227,812

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Health Care (continued)
Indivior Finance S.a.r.l.
Term Loan, 7.00%, Maturing December 19, 2019	$272	$263,416
inVentiv Health, Inc.
Term Loan, 7.75%, Maturing May 15, 2018	800	804,500
Kindred Healthcare, Inc.
Term Loan, 4.25%, Maturing April 9, 2021	372	374,514
Kinetic Concepts, Inc.
Term Loan, 4.50%, Maturing May 4, 2018	1,474	1,486,418
LHP Hospital Group, Inc.
Term Loan, 9.00%, Maturing July 3, 2018	500	490,000
Millennium Health, LLC
Term Loan, 5.25%, Maturing April 16, 2021(3)	1,045	726,010
MJ Acquisition Corp.
Term Loan, Maturing April 22, 2022(2)	75	75,375
MMM Holdings, Inc.
Term Loan, 9.75%, Maturing December 12, 2017	364	300,169
MSO of Puerto Rico, Inc.
Term Loan, 9.75%, Maturing December 12, 2017	265	218,224
National Mentor Holdings, Inc.
Term Loan, 4.25%, Maturing January 31, 2021	149	149,187
Onex Carestream Finance L.P.
Term Loan, 5.00%, Maturing June 7, 2019	688	692,102
Opal Acquisition, Inc.
Term Loan, 5.00%, Maturing November 27, 2020	420	419,950
Ortho-Clinical Diagnostics, Inc.
Term Loan, 4.75%, Maturing June 30, 2021	819	810,027
Pharmaceutical Product Development, LLC
Term Loan, 4.00%, Maturing December 5, 2018	1,914	1,922,339
Physio-Control Internationl, Inc.
Term Loan, Maturing May 5, 2022(2)	125	125,781
PRA Holdings, Inc.
Term Loan, 4.50%, Maturing September 23, 2020	868	873,055
Radnet Management, Inc.
Term Loan, 4.28%, Maturing October 10, 2018	598	599,087
RegionalCare Hospital Partners, Inc.
Term Loan, 5.25%, Maturing April 19, 2019	497	495,507
Sage Products Holdings III, LLC
Term Loan, 5.00%, Maturing December 13, 2019	187	187,628
Sterigenics-Nordion Holdings, LLC
Term Loan, 4.25%, Maturing May 15, 2022	175	175,875
Steward Health Care System, LLC
Term Loan, 6.75%, Maturing April 12, 2020	492	490,327
Tecomet, Inc.
Term Loan, 5.75%, Maturing December 5, 2021	299	297,006

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Health Care (continued)
Truven Health Analytics, Inc.
Term Loan, 4.50%, Maturing June 6, 2019	$490	$491,066
U.S. Renal Care, Inc.
Term Loan, 4.25%, Maturing July 3, 2019	1,035	1,038,101

		$22,409,428

Home Furnishings — 0.5%
Serta Simmons Holdings, LLC
Term Loan, 4.25%, Maturing October 1, 2019	$737	$741,265

		$741,265

Industrial Equipment — 5.2%
Apex Tool Group, LLC
Term Loan, 4.50%, Maturing January 31, 2020	$970	$955,450
Delachaux S.A.
Term Loan, 5.25%, Maturing October 28, 2021	150	150,938
Doosan Infracore International, Inc.
Term Loan, 4.50%, Maturing May 28, 2021	252	253,200
Gardner Denver, Inc.
Term Loan, 4.25%, Maturing July 30, 2020	887	866,997
Husky Injection Molding Systems Ltd.
Term Loan, 4.25%, Maturing June 30, 2021	713	716,671
Term Loan - Second Lien, 7.25%, Maturing June 30, 2022	136	135,147
Milacron, LLC
Term Loan, 4.50%, Maturing September 28, 2020	450	452,812
NN, Inc.
Term Loan, 6.00%, Maturing August 27, 2021	170	171,375
Paladin Brands Holding, Inc.
Term Loan, 6.75%, Maturing August 16, 2019	461	462,197
Rexnord, LLC
Term Loan, 4.00%, Maturing August 21, 2020	2,093	2,093,560
Signode Industrial Group US, Inc.
Term Loan, 3.75%, Maturing May 1, 2021	494	495,050
STS Operating, Inc.
Term Loan, 4.75%, Maturing February 12, 2021	372	371,762
Virtuoso US, LLC
Term Loan, 4.75%, Maturing February 11, 2021	88	88,072

		$7,213,231

Insurance — 5.2%
Alliant Holdings I, Inc.
Term Loan, 5.00%, Maturing December 20, 2019	$778	$782,759

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Insurance (continued)
AmWINS Group, LLC
Term Loan, 5.25%, Maturing September 6, 2019	$1,765	$1,781,615
Asurion, LLC
Term Loan, 5.00%, Maturing May 24, 2019	2,391	2,403,558
Term Loan - Second Lien, 8.50%, Maturing March 3, 2021	275	282,348
CGSC of Delaware Holding Corporation
Term Loan, 5.00%, Maturing April 16, 2020	492	460,470
Hub International Limited
Term Loan, 4.00%, Maturing October 2, 2020	739	737,248
USI, Inc.
Term Loan, 4.25%, Maturing December 27, 2019	885	887,781

		$7,335,779

Leisure Goods / Activities / Movies — 4.4%
Aufinco Pty Limited
Term Loan - Second Lien, 8.25%, Maturing November 30, 2020	$800	$790,000
Bombardier Recreational Products, Inc.
Term Loan, 3.75%, Maturing January 30, 2019	2,000	2,002,916
Emerald Expositions Holding, Inc.
Term Loan, 4.75%, Maturing June 17, 2020	69	68,852
Nord Anglia Education Finance, LLC
Term Loan, 4.50%, Maturing March 31, 2021	223	223,725
Sabre, Inc.
Term Loan, 4.00%, Maturing February 19, 2019	786	788,175
Town Sports International, Inc.
Term Loan, 4.50%, Maturing November 15, 2020	308	263,045
WMG Acquisition Corp.
Term Loan, 3.75%, Maturing July 1, 2020	497	494,552
Zuffa, LLC
Term Loan, 3.75%, Maturing February 25, 2020	1,474	1,456,592

		$6,087,857

Lodging and Casinos — 2.8%
Amaya Holdings B.V.
Term Loan, 5.00%, Maturing August 1, 2021	$697	$697,098
Term Loan - Second Lien, 8.00%, Maturing August 1, 2022	200	202,700
Boyd Gaming Corporation
Term Loan, 4.00%, Maturing August 14, 2020	115	116,109
CityCenter Holdings, LLC
Term Loan, 4.25%, Maturing October 16, 2020	205	205,644

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Lodging and Casinos (continued)
Golden Nugget, Inc.
Term Loan, 5.50%, Maturing November 21, 2019	$29	$29,662
Term Loan, 5.50%, Maturing November 21, 2019	68	69,212
Hilton Worldwide Finance, LLC
Term Loan, 3.50%, Maturing October 26, 2020	1,268	1,271,373
La Quinta Intermediate Holdings, LLC
Term Loan, 4.00%, Maturing April 14, 2021	261	261,808
Pinnacle Entertainment, Inc.
Term Loan, 3.75%, Maturing August 13, 2020	148	148,656
Playa Resorts Holding B.V.
Term Loan, 4.00%, Maturing August 9, 2019	99	98,562
RHP Hotel Properties L.P.
Term Loan, 3.75%, Maturing January 15, 2021	174	174,773
Scientific Games International, Inc.
Term Loan, 6.00%, Maturing October 18, 2020	298	300,018
Term Loan, 6.00%, Maturing October 1, 2021	224	225,630
Tropicana Entertainment, Inc.
Term Loan, 4.00%, Maturing November 27, 2020	99	98,623

		$3,899,868

Nonferrous Metals / Minerals — 3.7%
Alpha Natural Resources, LLC
Term Loan, 3.50%, Maturing May 22, 2020	$1,960	$1,332,800
Arch Coal, Inc.
Term Loan, 6.25%, Maturing May 16, 2018	1,470	1,041,127
Dynacast International, LLC
Term Loan, 4.50%, Maturing January 28, 2022	150	150,844
Fairmount Minerals Ltd.
Term Loan, 4.50%, Maturing September 5, 2019	493	475,262
Murray Energy Corporation
Term Loan, 7.00%, Maturing April 7, 2017	75	75,410
Term Loan, 7.50%, Maturing March 19, 2021	475	463,066
Noranda Aluminum Acquisition Corporation
Term Loan, 5.75%, Maturing February 28, 2019	536	490,887
Oxbow Carbon, LLC
Term Loan, 4.25%, Maturing July 19, 2019	591	589,218
Term Loan - Second Lien, 8.00%, Maturing January 17, 2020	175	166,250
Walter Energy, Inc.
Term Loan, 7.25%, Maturing April 2, 2018	600	320,000

		$5,104,864

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Oil and Gas — 4.8%
Ameriforge Group, Inc.
Term Loan - Second Lien, 8.75%, Maturing December 19, 2020	$950	$814,625
Bronco Midstream Funding, LLC
Term Loan, 5.00%, Maturing August 15, 2020	888	875,047
CITGO Holding, Inc.
Term Loan, 9.50%, Maturing May 12, 2018	408	414,489
CITGO Petroleum Corporation
Term Loan, 4.50%, Maturing July 29, 2021	249	249,683
Drillships Ocean Ventures, Inc.
Term Loan, 5.50%, Maturing July 25, 2021	273	247,350
Energy Transfer Equity L.P.
Term Loan, 4.00%, Maturing December 2, 2019	93	93,145
Fieldwood Energy, LLC
Term Loan, 3.88%, Maturing September 28, 2018	246	239,785
Term Loan - Second Lien, 8.38%, Maturing September 30, 2020	175	145,687
Floatel International Ltd.
Term Loan, 6.00%, Maturing June 27, 2020	272	219,587
Paragon Offshore Finance Company
Term Loan, 3.75%, Maturing July 18, 2021	224	176,022
Seadrill Partners Finco, LLC
Term Loan, 4.00%, Maturing February 21, 2021	1,212	998,728
Seventy Seven Operating, LLC
Term Loan, 3.75%, Maturing June 25, 2021	124	116,722
Sheridan Investment Partners II L.P.
Term Loan, 4.25%, Maturing December 16, 2020	10	8,877
Term Loan, 4.25%, Maturing December 16, 2020	26	23,801
Term Loan, 4.25%, Maturing December 16, 2020	185	171,101
Sheridan Production Partners I, LLC
Term Loan, 4.25%, Maturing October 1, 2019	98	91,897
Term Loan, 4.25%, Maturing October 1, 2019	160	150,452
Term Loan, 4.25%, Maturing October 1, 2019	1,211	1,135,419
Southcross Holdings Borrower L.P.
Term Loan, 6.00%, Maturing August 4, 2021	99	96,210
Targa Resources Corp.
Term Loan, 5.75%, Maturing February 25, 2022	98	99,596
Tervita Corporation
Term Loan, 6.25%, Maturing May 15, 2018	325	312,259

		$6,680,482

Publishing — 3.2%
Ascend Learning, LLC
Term Loan, 6.00%, Maturing July 31, 2019	$321	$323,210

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Publishing (continued)
Getty Images, Inc.
Term Loan, 4.75%, Maturing October 18, 2019	$1,960	$1,613,446
Houghton Mifflin Harcourt Publishing Company
Term Loan, Maturing May 11, 2022(2)	100	99,875
Interactive Data Corporation
Term Loan, 4.75%, Maturing May 2, 2021	397	399,035
Laureate Education, Inc.
Term Loan, 5.00%, Maturing June 15, 2018	1,054	1,012,783
Merrill Communications, LLC
Term Loan, 7.00%, Maturing March 8, 2018	433	435,982
Multi Packaging Solutions, Inc.
Term Loan, 4.25%, Maturing September 30, 2020	74	74,126
ProQuest, LLC
Term Loan, 5.25%, Maturing October 24, 2021	175	175,654
Springer Science+Business Media Deutschland GmbH
Term Loan, 4.75%, Maturing August 14, 2020	321	322,971

		$4,457,082

Radio and Television — 4.4%
ALM Media Holdings, Inc.
Term Loan, 5.50%, Maturing July 31, 2020	$123	$120,771
AP NMT Acquisition B.V.
Term Loan, 6.75%, Maturing August 13, 2021	524	522,409
Block Communications, Inc.
Term Loan, 4.25%, Maturing November 7, 2021	50	49,983
Clear Channel Communications, Inc.
Term Loan, 6.94%, Maturing January 30, 2019	500	469,732
Cumulus Media Holdings, Inc.
Term Loan, 4.25%, Maturing December 23, 2020	1,081	1,026,252
Entercom Radio, LLC
Term Loan, 4.00%, Maturing November 23, 2018	329	329,952
Entravision Communications Corporation
Term Loan, 3.50%, Maturing May 31, 2020	905	901,229
Hubbard Radio, LLC
Term Loan, Maturing May 15, 2020(2)	175	175,219
Media General, Inc.
Term Loan, 4.25%, Maturing July 31, 2020	122	123,254
TWCC Holding Corp.
Term Loan - Second Lien, 7.00%, Maturing June 26, 2020	1,000	922,500
Univision Communications, Inc.
Term Loan, 4.00%, Maturing March 1, 2020	1,474	1,472,889

		$6,114,190

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Retailers (Except Food and Drug) — 8.4%
David’s Bridal, Inc.
Term Loan, 5.00%, Maturing October 11, 2019	$480	$464,019
Dollar Tree, Inc.
Term Loan, 4.25%, Maturing March 9, 2022	725	732,925
Harbor Freight Tools USA, Inc.
Term Loan, 4.75%, Maturing July 26, 2019	238	240,149
Hudson’s Bay Company
Term Loan, 4.75%, Maturing November 4, 2020	333	334,969
J. Crew Group, Inc.
Term Loan, 4.00%, Maturing March 5, 2021	767	701,349
Jo-Ann Stores, Inc.
Term Loan, 4.00%, Maturing March 16, 2018	1,893	1,881,286
Men’s Wearhouse, Inc. (The)
Term Loan, 4.50%, Maturing June 18, 2021	236	237,564
Michaels Stores, Inc.
Term Loan, 3.75%, Maturing January 28, 2020	1,470	1,474,594
Term Loan, 4.00%, Maturing January 28, 2020	248	249,572
Neiman Marcus Group, Inc. (The)
Term Loan, 4.25%, Maturing October 25, 2020	1,084	1,086,243
Party City Holdings, Inc.
Term Loan, 4.00%, Maturing July 27, 2019	1,470	1,474,838
PetSmart, Inc.
Term Loan, 4.25%, Maturing March 11, 2022	1,225	1,230,700
PFS Holding Corporation
Term Loan, 4.50%, Maturing January 31, 2021	436	408,375
Pier 1 Imports (U.S.), Inc.
Term Loan, 4.50%, Maturing April 30, 2021	124	123,907
Pilot Travel Centers, LLC
Term Loan, 4.25%, Maturing October 1, 2021	520	526,572
Spin Holdco, Inc.
Term Loan, 4.25%, Maturing November 14, 2019	148	148,406
Toys ‘R’ Us Property Company I, LLC
Term Loan, 6.00%, Maturing August 21, 2019	480	454,913

		$11,770,381

Steel — 2.5%
FMG Resources (August 2006) Pty Ltd.
Term Loan, 3.75%, Maturing June 30, 2019	$2,059	$1,867,894
JMC Steel Group, Inc.
Term Loan, 4.75%, Maturing April 1, 2017	982	981,715
Neenah Foundry Company
Term Loan, 6.75%, Maturing April 26, 2017	418	414,010
Patriot Coal Corporation
Term Loan, 9.00%, Maturing December 15, 2018(3)	518	284,674

		$3,548,293

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Surface Transport — 0.5%
Stena International S.a.r.l.
Term Loan, 4.00%, Maturing March 3, 2021	$396	$369,270
Swift Transportation Co., LLC
Term Loan, 3.75%, Maturing June 9, 2021	297	298,392

		$667,662

Telecommunications — 3.3%
CWC Cayman Finance Limited
Term Loan, 5.50%, Maturing April 28, 2017	$100	$100,155
Intelsat Jackson Holdings S.A.
Term Loan, 3.75%, Maturing June 30, 2019	1,950	1,945,856
IPC Systems, Inc.
Term Loan, 5.50%, Maturing August 6, 2021	425	422,875
Mitel US Holdings, Inc.
Term Loan, 5.00%, Maturing March 31, 2022	200	201,708
Syniverse Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2019	1,454	1,390,657
Ziggo Financing Partnership
Term Loan, 3.50%, Maturing January 15, 2022	149	148,629
Term Loan, 3.50%, Maturing January 15, 2022	231	230,641
Term Loan, 3.50%, Maturing January 15, 2022	245	244,442

		$4,684,963

Utilities — 3.7%
Calpine Construction Finance Company L.P.
Term Loan, 3.25%, Maturing January 31, 2022	$148	$146,825
Calpine Corporation
Term Loan, Maturing May 19, 2022(2)	825	824,779
Dynegy Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2020	786	791,076
EFS Cogen Holdings I, LLC
Term Loan, 3.75%, Maturing December 17, 2020	122	122,324
Electrical Components International, Inc.
Term Loan, 5.75%, Maturing May 28, 2021	99	99,911
Granite Acquisition, Inc.
Term Loan, 5.00%, Maturing December 19, 2021	28	28,839
Term Loan, 5.00%, Maturing December 19, 2021	645	653,798
La Frontera Generation, LLC
Term Loan, 4.50%, Maturing September 30, 2020	499	500,407
Lonestar Generation, LLC
Term Loan, 5.25%, Maturing February 20, 2021	548	546,150
Longview Power, LLC
Term Loan, 7.00%, Maturing April 13, 2021	75	75,797

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Utilities (continued)
PowerTeam Services, LLC
Term Loan, 4.25%, Maturing May 6, 2020	$23	$23,405
Term Loan, 4.25%, Maturing May 6, 2020	437	436,667
TPF II Power, LLC
Term Loan, 5.50%, Maturing October 2, 2021	349	355,191
WTG Holdings III Corp.
Term Loan, 4.75%, Maturing January 15, 2021	585	587,616

		$5,192,785

Total Senior Floating-Rate Interests (identified cost $196,748,550)		$193,343,409

Commercial Mortgage-Backed Securities — 0.1%

Security	Principal Amount (000’s omitted)	Value
COMM, Series 2014-LC17, Class D, 3.687%, 10/10/47(4)	$100	$87,963
JPMBB, Series 2014-C23, Class D, 3.96%, 9/15/47(4)(5)	100	91,137

Total Commercial Mortgage-Backed Securities (identified cost $169,253)		$179,100

Corporate Bonds & Notes — 9.3%

Security	Principal Amount (000’s omitted)	Value

Aerospace and Defense — 0.3%
Bombardier, Inc.
7.45%, 5/1/34(4)	$500	$475,000

		$475,000

Building and Development — 0.3%
MDC Holdings, Inc.
6.00%, 1/15/43	$533	$455,715

		$455,715

Diversified Financial Services — 0.6%
Navient Corp.
5.625%, 8/1/33	$950	$790,875

		$790,875

Security	Principal Amount (000’s omitted)	Value

Engineering & Construction — 0.4%
Odebrecht Offshore Drilling Finance, Ltd.
6.75%, 10/1/23(4)	$605	$547,857

		$547,857

Food / Drug Retailers — 0.2%
ESAL GmbH
6.25%, 2/5/23(4)	$350	$357,000

		$357,000

Industrial Equipment — 0.5%
Empresas ICA SAB de CV
8.875%, 5/29/24(4)	$775	$672,312

		$672,312

Metals / Mining — 0.6%
Newmont Mining Corp.
4.875%, 3/15/42	$1,030	$908,320

		$908,320

Nonferrous Metals / Minerals — 0.3%
Teck Resources, Ltd.
5.20%, 3/1/42	$370	$298,474
5.40%, 2/1/43	71	58,875

		$357,349

Oil and Gas — 0.4%
Petrobras Global Finance BV
5.625%, 5/20/43	$605	$501,128

		$501,128

Retailers (Except Food and Drug) — 1.6%
JC Penney Corp., Inc.
6.375%, 10/15/36	$2,900	$2,211,250

		$2,211,250

Software and Services — 0.7%
SunGard Availability Services Capital, Inc.
8.75%, 4/1/22(4)	$1,305	$978,750

		$978,750

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2015

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Steel — 0.4%
Cliffs Natural Resources, Inc.
6.25%, 10/1/40		$950	$451,250
JMC Steel Group, Inc.
8.25%, 3/15/18(4)		60	54,525

			$505,775

Telecommunications — 3.0%
Avaya, Inc.
10.50%, 3/1/21(4)		$1,100	$946,000
Axtel SAB de CV
9.00%, 1/31/20(4)		390	391,462
Oi SA
5.75%, 2/10/22(4)		425	376,125
Telecom Italia Capital SA
6.00%, 9/30/34		2,490	2,490,000

			$4,203,587

Total Corporate Bonds & Notes (identified cost $13,237,940)			$12,964,918

Foreign Government Bonds — 1.6%

Security		Principal Amount (000’s omitted)	Value

Brazil — 0.2%
Federative Republic of Brazil
12.50%, 1/5/16	BRL	940	$295,751

			$295,751

Mexico — 0.3%
Mexican Bonos
7.75%, 5/29/31	MXN	6,250	$458,015

			$458,015

Supranational — 1.1%
Inter-American Development Bank
7.20%, 11/14/17	IDR	4,230,000	$312,570
International Finance Corp.
7.80%, 6/3/19	INR	54,990	899,153
8.25%, 6/10/21	INR	18,100	303,274

			$1,514,997

Total Foreign Government Bonds (identified cost $2,429,310)			$2,268,763

Convertible Bonds — 2.4%

Security	Principal Amount (000’s omitted)	Value

Home Builders — 1.0%
KB Home
1.375%, 2/1/19	$510	$492,787
Ryland Group, Inc. (The)
0.25%, 6/1/19	645	620,006
Standard Pacific Corp.
1.25%, 8/1/32	210	247,669

		$1,360,462

Machinery – Diversified — 0.3%
Chart Industries, Inc.
2.00%, 8/1/18	$400	$394,250

		$394,250

Oil & Gas — 0.1%
American Energy - Utica, LLC
3.50%, 3/1/21(4)(6)	$200	$97,230

		$97,230

Semiconductors — 0.8%
Novellus Systems, Inc.
2.625%, 5/15/41	$500	$1,202,813

		$1,202,813

Telecommunications — 0.2%
Ciena Corp.
3.75%, 10/15/18(4)	$250	$349,844

		$349,844

Total Convertible Bonds (identified cost $3,118,408)		$3,404,599

Common Stocks — 4.2%

Security	Shares	Value

Business Equipment and Services — 0.0%(7)
Education Management Corp.(3)(8)(9)	2,334,705	$63,037

		$63,037

Chemicals and Plastics — 0.2%
LyondellBasell Industries NV, Class A	2,185	$220,903

		$220,903

15	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2015

Portfolio of Investments — continued

Security	Shares	Value

Diversified Financial Services — 0.5%
Medley Capital Corp.	74,500	$698,065

		$698,065

Electronics / Electrical — 0.2%
Intel Corp.	9,000	$310,140

		$310,140

Financial Services — 0.2%
Bank of America Corp.	7,600	$125,400
Regions Financial Corp.	10,000	100,900

		$226,300

Investment Companies — 2.4%
Ares Capital Corp.	59,000	$988,250
PennantPark Investment Corp.	72,837	702,877
Solar Capital, Ltd.	43,000	822,160
THL Credit, Inc.	67,000	841,520

		$3,354,807

Nonferrous Metals / Minerals — 0.1%
Freeport-McMoRan, Inc.	4,945	$97,169

		$97,169

Oil and Gas — 0.2%
Occidental Petroleum Corp.	3,312	$258,965

		$258,965

Real Estate Investment Trusts (REITs) — 0.1%
American Realty Capital Properties, Inc.	22,471	$199,318

		$199,318

Telecommunications — 0.3%
Corning, Inc.	10,029	$209,807
Telefonaktiebolaget LM Ericsson ADR	25,000	281,500

		$491,307

Total Common Stocks (identified cost $6,588,847)		$5,920,011

Convertible Preferred Stocks — 1.6%

Security	Shares	Value

Business Equipment and Services — 0.1%
Education Management Corp., Series A-1, 7.50%(8)(9)	2,597	$170,536

		$170,536

Health Care – Products — 0.3%
Alere, Inc., 3.00%	900	$316,800

		$316,800

Iron & Steel — 0.2%
Cliffs Natural Resources, Inc., 7.00%	50,000	$286,125

		$286,125

Oil & Gas — 0.5%
Chesapeake Energy Corp., 5.75%	800	$659,000
SandRidge Energy, Inc., 8.50%	1,270	32,703

		$691,703

Real Estate Investment Trusts (REITs) — 0.5%
iStar Financial, Inc., Series J, 4.50%	11,500	$692,415

		$692,415

Total Convertible Preferred Stocks (identified cost $2,792,005)		$2,157,579

Preferred Stocks — 0.1%

Security	Shares	Value

Banks — 0.1%
First Tennessee Bank, 3.75%(4)(10)	255	$180,556

Total Preferred Stocks (identified cost $201,450)		$180,556

Tax-Exempt Investments — 0.5%

Security	Principal Amount (000’s omitted)	Value

Insured – Special Tax Revenue — 0.5%
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/42	$2,570	$440,781
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/43	675	108,499

16	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2015

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Special Tax Revenue (continued)
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/44	$700	$105,448
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	555	78,355

Total Tax-Exempt Investments (identified cost $752,482)		$733,083

Short-Term Investments — 8.2%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.18%(11)	$11,430	$11,429,503

Total Short-Term Investments (identified cost $11,429,503)		$11,429,503

Total Investments — 166.2% (identified cost $237,467,748)		$232,581,521

Notes Payable — (38.6)%		$(54,000,000)

Variable Rate Term Preferred Shares, at Liquidation Value — (25.7)%		$(36,000,000)

Other Assets, Less Liabilities — (1.9)%		$(2,679,211)

Net Assets Applicable to Common Shares — 100.0%		$139,902,310

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

ADR	–	American Depositary Receipt
COMM	–	Commercial Mortgage Trust
JPMBB	–	JPMBB Commercial Mortgage Securities Trust
NPFG	–	National Public Finance Guaranty Corp.
PIK	–	Payment In Kind

BRL	–	Brazilian Real
IDR	–	Indonesian Rupiah
INR	–	Indian Rupee
MXN	–	Mexican Peso

(1)

Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	This Senior Loan will settle after May 31, 2015, at which time the interest rate will be determined.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).

(4)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At May 31, 2015, the aggregate value of these securities is $5,605,761 or 4.0% of the Fund’s net assets applicable to common shares.

(5)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at May 31, 2015.

(6)

Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion. For corporate bonds, the interest rate paid in additional principal is generally higher than the indicated cash rate.

(7)	Amount is less than 0.05%.

(8)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(9)	Non-income producing security.

(10)	Variable rate security. The stated interest rate represents the rate in effect at May 31, 2015.

(11)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of May 31, 2015.

17	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2015

Statement of Assets and Liabilities

Assets	May 31, 2015
Unaffiliated investments, at value (identified cost, $226,038,245)	$221,152,018
Affiliated investment, at value (identified cost, $11,429,503)	11,429,503
Cash	2,042,234
Interest and dividends receivable	1,395,345
Interest receivable from affiliated investment	1,252
Receivable for investments sold	639,533
Deferred offering costs	116,084
Prepaid upfront fees on variable rate term preferred shares	66,413
Prepaid upfront fees on notes payable	42,752
Prepaid expenses	5,948
Total assets	$236,891,082

Liabilities
Notes payable	$54,000,000
Variable rate term preferred shares, at liquidation value	36,000,000
Payable for investments purchased	6,643,452
Payable to affiliates:
Investment adviser fee	146,777
Trustees’ fees	1,893
Interest expense and fees payable	92,342
Accrued expenses	104,308
Total liabilities	$96,988,772
Net assets applicable to common shares	$139,902,310

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 7,606,422 shares issued and outstanding	$76,064
Additional paid-in capital	144,595,853
Accumulated net realized loss	(22,337)
Accumulated undistributed net investment income	141,953
Net unrealized depreciation	(4,889,223)
Net assets applicable to common shares	$139,902,310

Net Asset Value Per Common Share
($139,902,310 ÷ 7,606,422 common shares issued and outstanding)	$18.39

18	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2015

Statement of Operations

Investment Income	Year Ended May 31, 2015
Interest and other income	$11,233,115
Dividends (net of foreign taxes, $1,467)	661,944
Interest income allocated from affiliated investment	6,987
Expenses allocated from affiliated investment	(672)
Total investment income	$11,901,374

Expenses
Investment adviser fee	$1,750,351
Trustees’ fees and expenses	11,485
Custodian fee	158,527
Transfer and dividend disbursing agent fees	18,448
Legal and accounting services	65,281
Printing and postage	36,874
Amortization of deferred offering costs	104,613
Interest expense and fees	1,204,070
Miscellaneous	75,264
Total expenses	$3,424,913
Deduct —
Reduction of custodian fee	$2
Total expense reductions	$2

Net expenses	$3,424,911

Net investment income	$8,476,463

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$51,968
Investment transactions allocated from affiliated investment	22
Foreign currency transactions	(8,616)
Net realized gain	$43,374
Change in unrealized appreciation (depreciation) —
Investments	$(6,606,136)
Foreign currency	(3,978)
Net change in unrealized appreciation (depreciation)	$(6,610,114)

Net realized and unrealized loss	$(6,566,740)

Net increase in net assets from operations	$1,909,723

19	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2015

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended May 31, 2015	Period Ended May 31, 2014(1)
From operations —
Net investment income	$8,476,463	$7,416,493
Net realized gain from investment and foreign currency transactions	43,374	2,057,813
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(6,610,114)	1,720,891
Net increase in net assets from operations	$1,909,723	$11,195,197
Distributions to common shareholders —
From net investment income	$(8,625,683)	$(7,408,329)
From net realized gain	(2,151,856)	—
Total distributions to common shareholders	$(10,777,539)	$(7,408,329)
Capital share transactions —
Proceeds from sale of common shares	$—	$145,127,358 (2)
Reinvestment of distributions to common shareholders	—	59,990
Offering costs on common shares	—	(304,090)
Net increase in net assets from capital share transactions	$—	$144,883,258

Net increase (decrease) in net assets	$(8,867,816)	$148,670,126

Net Assets Applicable to Common Shares
At beginning of period	$148,770,126	$100,000
At end of period	$139,902,310	$148,770,126

Accumulated undistributed net investment income included in net assets applicable to common shares
At end of period	$141,953	$150,257

(1)	For the period from the start of business, June 28, 2013, to May 31, 2014.

(2)	Proceeds from sale of common shares are net of sales load paid of $6,838,462 and include shares sold from the exercise of the underwriters’ over-allotment option of $16,202,358 (see Note 6).

20	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2015

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended May 31, 2015
Net increase in net assets from operations	$1,909,723
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(60,836,922)
Investments sold and principal repayments	74,783,479
Increase in short-term investments, net	(9,163,727)
Net amortization/accretion of premium (discount)	(239,061)
Amortization of deferred offering costs and prepaid upfront fees on variable rate term preferred shares	164,612
Amortization of prepaid upfront fees on notes payable	11,248
Decrease in interest and dividends receivable	11,596
Increase in interest receivable from affiliated investment	(992)
Increase in prepaid expenses	(2,395)
Decrease in payable to affiliate for investment adviser fee	(5,162)
Increase in payable to affiliate for Trustees’ fees	154
Decrease in interest expense and fees payable	(3,565)
Increase in accrued expenses	22,131
Decrease in unfunded loan commitments	(144,554)
Net change in unrealized (appreciation) depreciation from investments	6,606,136
Net realized gain from investments	(51,968)
Net cash provided by operating activities	$13,060,733

Cash Flows From Financing Activities
Distributions paid to common shareholders, net of reinvestments	$(10,777,539)
Payment of prepaid upfront fees on notes payable	(54,000)
Decrease in due to custodian	(202,486)
Net cash used in financing activities	$(11,034,025)

Net increase in cash*	$2,026,708

Cash at beginning of year(1)	$15,526

Cash at end of year	$2,042,234

Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings and variable rate term preferred shares	$1,190,388

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(281).

(1)	Balance includes foreign currency, at value.

21	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2015

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended May 31, 2015	Period Ended May 31, 2014(1)
Net asset value — Beginning of period (Common shares)	$19.560	$19.100	(2)

Income (Loss) From Operations
Net investment income(3)	$1.114	$0.989
Net realized and unrealized gain (loss)	(0.867)	0.511

Total income from operations	$0.247	$1.500

Less Distributions to Common Shareholders
From net investment income	$(1.134)	$(0.974)
From net realized gain	(0.283)	—

Total distributions to common shareholders	$(1.417)	$(0.974)

Common shares offering costs charged to paid-in capital(3)	$—	$(0.041)

Discount related to exercise of underwriters’ over-allotment option(3)	$—	$(0.025)

Net asset value — End of period (Common shares)	$18.390	$19.560

Market value — End of period (Common shares)	$16.970	$17.950

Total Investment Return on Net Asset Value(4)	2.15%	8.00	%(5)(6)

Total Investment Return on Market Value(4)	2.71%	(0.89	)%(5)(6)

22	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2015

Financial Highlights — continued

Selected data for a common share outstanding during the periods stated

Ratios/Supplemental Data	Year Ended May 31, 2015	Period Ended May 31, 2014(1)
Net assets applicable to common shares, end of period (000’s omitted)	$139,902	$148,770
Ratios (as a percentage of average daily net assets applicable to common shares):†
Expenses excluding interest and fees(7)	1.55%	1.54	%(8)
Interest and fee expense(9)	0.84%	0.76	%(8)
Total expenses(7)	2.39%	2.30	%(8)
Net investment income	5.91%	5.49	%(8)
Portfolio Turnover	28%	37	%(6)
Senior Securities:
Total notes payable outstanding (in 000’s)	$54,000	$54,000
Asset coverage per $1,000 of notes payable(10)	$4,257	$4,422
Total preferred shares outstanding(11)	360	360
Asset coverage per preferred share(11)(12)	$255,447	$265,300
Involuntary liquidation preference per preferred share(11)	$100,000	$100,000
Approximate market value per preferred share(11)	$100,000	$100,000

(1)	For the period from the start of business, June 28, 2013, to May 31, 2014.

(2)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholders from the $20.00 offering price.

(3)	Computed using average common shares outstanding.

(4)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(5)

Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(6)	Not annualized.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

(9)	Interest and fee expense relates to variable rate term preferred shares and borrowings (see Note 2 and Note 7).

(10)

Calculated by subtracting the Fund’s total liabilities (not including the notes payable and preferred shares) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

(11)	Preferred shares represent variable rate term preferred shares.

(12)

Calculated by subtracting the Fund’s total liabilities (not including the notes payable and preferred shares) from the Fund’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 255% and 265% at May 31, 2015 and 2014, respectively.

†	Ratios based on net assets applicable to common shares plus preferred shares and borrowings are presented below. Ratios exclude the effect of custody fee credits, if any. Ratios for periods less than one year are annualized.

	Year Ended May 31, 2015	Period Ended May 31, 2014
Expenses excluding interest and fees	0.95%	0.98%
Interest and fee expense	0.52%	0.49%
Total expenses	1.47%	1.47%
Net investment income	3.63%	3.52%

23	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate Income Plus Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s investment objective is total return, with an emphasis on income.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis is adjusted by an income factor, as determined by the investment adviser, to reflect the next anticipated regular dividend.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of

24

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2015

Notes to Financial Statements — continued

security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of May 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Organization and Offering Costs — Organization costs paid in connection with the organization of the Fund were borne directly by EVM, the Fund’s investment adviser. EVM agreed to pay all common share offering costs (other than sales loads) that exceed $0.04 per common share. Costs incurred by the Fund in connection with the offering of its common shares are recorded as a reduction of additional paid-in capital.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Unfunded Loan Commitments — The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Portfolio of Investments.

I  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

J  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

K  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

2  Variable Rate Term Preferred Shares

On July 10, 2013, the Fund issued 360 shares of Series C-1 Variable Rate Term Preferred Shares (VRTP Shares) in a private offering to a commercial paper conduit sponsored by a large financial institution (the Conduit), all of which are outstanding at May 31, 2015.

25

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2015

Notes to Financial Statements — continued

The VRTP Shares are a form of preferred shares that represent stock of the Fund. The VRTP Shares have a par value of $0.01 per share, a liquidation preference of $100,000 per share, and a mandatory redemption date of July 8, 2016, unless extended. Dividends on the VRTP Shares are determined each day based on a spread of 1.2% to the Conduit’s current cost of funding. Such spread to the cost of funding is determined based on the current credit rating of the VRTP Shares.

The VRTP Shares are redeemable at the option of the Fund at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, on any business day and solely for the purpose of reducing the leverage of the Fund. The VRTP Shares are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default for an extended period on its asset maintenance or leverage ratio requirements with respect to the VRTP Shares. The holders of the VRTP Shares, voting as a class, are entitled to elect two Trustees of the Fund. If the dividends on the VRTP Shares remain unpaid in an amount equal to two full years’ dividends, the holders of the VRTP Shares as a class have the right to elect a majority of the Board of Trustees.

For financial reporting purposes, the liquidation value of the VRTP Shares is presented as a liability on the Statement of Assets and Liabilities and unpaid dividends are included in interest expense and fees payable. Dividends accrued on VRTP Shares are treated as interest payments for financial reporting purposes and are included in interest expense and fees on the Statement of Operations. Costs incurred by the Fund in connection with its offering of VRTP Shares were capitalized as deferred offering costs and are being amortized over a period of three years to the mandatory redemption date of the VRTP Shares. In connection with the issuance of VRTP Shares, the Fund paid an initial upfront fee to the Conduit of $180,000 which is being amortized to interest expense and fees over a period of three years. The unamortized amount as of May 31, 2015 is presented as prepaid upfront fees on VRTP Shares on the Statement of Assets and Liabilities. The carrying amount of the VRTP Shares at May 31, 2015 represents its liquidation value, which approximates fair value. If measured at fair value, the VRTP Shares would have been considered as Level 2 in the fair value hierarchy (see Note 10) at May 31, 2015.

The average liquidation preference of the VRTP Shares during the year ended May 31, 2015 was $36,000,000.

3  Distributions to Shareholders and Income Tax Information

The Fund intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding VRTP Shares. In addition, at least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions to common shareholders are recorded on the ex-dividend date. Dividends to VRTP shareholders are accrued daily and payable monthly. The dividend rate on the VRTP Shares at May 31, 2015 was 1.41%. The amount of dividends accrued and the average dividend rate of the VRTP Shares during the year ended May 31, 2015 were $513,807 and 1.43%, respectively.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared, including distributions on VRTP Shares that are treated as interest payments for financial reporting purposes, for the year ended May 31, 2015 and the period ended May 31, 2014 was as follows:

	Year Ended May 31, 2015	Period Ended May 31, 2014

Distributions declared from:
Ordinary income	$11,198,548	$7,864,736
Long-term capital gains	$92,798	$—

During the year ended May 31, 2015, accumulated net realized loss was decreased by $23,696, accumulated undistributed net investment income was increased by $140,916, and paid-in capital was decreased by $164,612 due to differences between book and tax accounting, primarily for investments in partnerships, foreign currency gain (loss), distributions from real estate investment trusts (REITs) and the treatment of VRTP Shares as equity for tax purposes. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of May 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$286,750
Post October capital losses	$(213,391)
Net unrealized depreciation	$(4,842,966)

26

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2015

Notes to Financial Statements — continued

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to investments in partnerships, distributions from REITs and the tax treatment of short-term capital gains.

At May 31, 2015, the Fund had a net capital loss of $213,391 attributable to security transactions incurred after October 31, 2014 that it has elected to defer. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending May 31, 2016.

The cost and unrealized appreciation (depreciation) of investments of the Fund at May 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$237,421,491

Gross unrealized appreciation	$2,517,096
Gross unrealized depreciation	(7,357,066)

Net unrealized depreciation	$(4,839,970)

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.75% of the Fund’s average daily total managed assets and is payable monthly. Total managed assets as referred to herein represent total assets of the Fund (including assets attributable to borrowings, any outstanding preferred shares, or other forms of leverage) less accrued liabilities (other than liabilities representing borrowings or such other forms of leverage). For the year ended May 31, 2015, the Fund’s investment adviser fee amounted to $1,750,351. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended May 31, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $63,452,028 and $72,463,612, respectively, for the year ended May 31, 2015.

6  Common Shares of Beneficial Interest

In connection with the initial public offering of the Fund’s common shares, the underwriters were granted an option to purchase additional common shares at a price of $19.10 (after deduction of the sales load). Additional shares were issued by the Fund on August 9, 2013 pursuant to the exercise of the over-allotment option. The Fund’s net asset value per share on such date was $19.32, resulting in a discount of $186,624. The Fund may issue common shares pursuant to its dividend reinvestment plan. Transactions in common shares were as follows:

	Year Ended May 31, 2015	Period Ended May 31, 2014(1)

Sales (initial public offering)	—	6,750,000
Exercise of over-allotment option by underwriters	—	848,291
Issued to shareholders electing to receive payments of distributions in Fund shares	—	3,131

Net increase	—	7,601,422

(1)	For the period from the start of business, June 28, 2013, to May 31, 2014.

On November 11, 2013, the Board of Trustees of the Fund authorized the repurchase by the Fund of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Fund for the year ended May 31, 2015 and the period ended May 31, 2014.

27

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2015

Notes to Financial Statements — continued

7  Revolving Credit and Security Agreement

The Fund has entered into a Revolving Credit and Security Agreement, as amended (the Agreement) with conduit lenders and a bank to borrow up to $54 million. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above the conduits’ commercial paper issuance rate and is payable monthly. Under the terms of the Agreement, in effect through March 15, 2016, the Fund also pays a program fee of 0.67% (0.80% prior to March 17, 2015) per annum on its outstanding borrowings to administer the facility and a liquidity fee of 0.15% (0.25% if the outstanding loan amount is less than or equal to 50% of the total facility size) per annum on the borrowing limit under the Agreement. Program and liquidity fees for the year ended May 31, 2015 totaled $505,305 and are included in interest expense and fees on the Statement of Operations. The Fund also paid a renewal fee of $54,000, which is being amortized to interest expense over a period of one year through March 2016. The unamortized balance at May 31, 2015 is approximately $43,000 and is included in prepaid upfront fees on notes payable in the Statement of Assets and Liabilities. The Fund is required to maintain certain net asset levels during the term of the Agreement. At May 31, 2015, the Fund had borrowings outstanding under the Agreement of $54,000,000 at an interest rate of 0.21%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at May 31, 2015 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 10) at May 31, 2015. For the year ended May 31, 2015, the average borrowings under the Agreement and the average interest rate (excluding fees) were $54,000,000 and 0.21%, respectively.

8  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

9   Credit Risk

The Fund invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

28

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2015

Notes to Financial Statements — continued

At May 31, 2015, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Interests	$—	$192,332,725	$1,010,684	$193,343,409
Commercial Mortgage-Backed Securities	—	179,100	—	179,100
Corporate Bonds & Notes	—	12,964,918	—	12,964,918
Foreign Government Bonds	—	2,268,763	—	2,268,763
Convertible Bonds	—	3,404,599	—	3,404,599
Common Stocks	5,856,974	—	63,037	5,920,011
Convertible Preferred Stocks	—	2,157,579	—	2,157,579
Preferred Stocks	—	180,556	—	180,556
Tax-Exempt Investments	—	733,083	—	733,083
Short-Term Investments	—	11,429,503	—	11,429,503

Total Investments	$5,856,974	$225,650,826	$1,073,721	$232,581,521

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended May 31, 2015 is not presented.

At May 31, 2015, there were no investments transferred between Level 1 and Level 2 during the year then ended.

29

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Floating-Rate Income Plus Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Income Plus Fund (the “Fund”), including the portfolio of investments, as of May 31, 2015, and the related statements of operations and cash flows for the year then ended, and the changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of May 31, 2015, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating-Rate Income Plus Fund as of May 31, 2015, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

July 17, 2015

30

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2016 will show the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended May 31, 2015, the Fund designates approximately $654,816, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2015 ordinary income dividends, 6.63% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2015, $92,798 or, if subsequently determined to be different, the net capital gain of such year.

31

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2015

Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on March 26, 2015. The following action was taken by the shareholders:

Item 1:  The election of George J. Gorman, William H. Park, Ronald A. Pearlman and Harriett Tee Taggart as Class II Trustees of the Fund for a three-year term expiring in 2018.

Nominee for Trustee Elected by All Shareholders	Number of Shares
	For	Withheld
George J. Gorman	6,863,130	230,156
William H. Park	6,799,398	293,888
Ronald A. Pearlman	6,788,157	305,129
Harriett Tee Taggart	6,850,716	242,570

32

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2015

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders automatically have distributions reinvested in common shares (Shares) of the Fund unless they elect otherwise through their investment dealer. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by American Stock Transfer & Trust Company, LLC, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

33

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2015

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:

Shareholder signature                                                          Date

Shareholder signature                                                          Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Floating-Rate Income Plus Fund

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of May 31, 2015, Fund records indicate that there are 3 registered shareholders and approximately 4,053 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EFF.

34

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2015

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the registered investment companies advised, administered and/or distributed by Eaton Vance Management or its affiliates (the “Eaton Vance Funds”) held on April 27, 2015, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2015. The Contract Review Committee also considered information received at prior meetings of the Board and its committees, as relevant to its annual evaluation of the investment advisory and sub-advisory agreements.

The information that the Board considered included, among other things, the following:

Information about Fees, Performance and Expenses

•	A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds as identified by the data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices and customized peer groups identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes it employs;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s policies and practices with respect to trading, including each adviser’s processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to portfolio turnover rates of each fund;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	The Code of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates (including descriptions of various compliance programs) and their record of compliance;

•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

35

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2015

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each investment advisory agreement.

Over the course of the twelve-month period ended April 30, 2015, with respect to one or more funds, the Board met nine times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, seventeen, seven, eleven and thirteen times, respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each adviser relating to each fund, and considered the investment and trading strategies used in pursuing each fund’s investment objective, including, where relevant, the use of derivative instruments, as well as processes for monitoring best execution of portfolio transactions and risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters. In addition to the formal meetings of the Board and its Committees, the Independent Trustees hold regular teleconferences in between meetings to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of investment advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Eaton Vance Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement of Eaton Vance Floating-Rate Income Plus Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board considered the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in senior floating rate loans and other income producing investments. The Board considered the Adviser’s large group of bank loan investment professionals and other personnel who provide services to the Fund, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of the Adviser and other factors, such as the reputation and resources of the Adviser to recruit and retain investment personnel. In addition, the Board considered the time and attention devoted to the Fund by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the management of the Fund, including the provision of administrative services.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio

36

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2015

Board of Trustees’ Contract Approval — continued

valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices, as well as a customized peer group of similarly managed funds. The Board’s review included comparative performance data for the one-year period ended September 30, 2014 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the year ended September 30, 2014, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions taken by management in recent years to reduce expenses at the fund complex level.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale. The Board also considered the fact that the Fund is not continuously offered and that the Fund’s assets are not expected to increase materially in the foreseeable future. The Board concluded that, in light of the level of the Adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not warranted at this time.

37

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Floating-Rate Income Plus Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 178 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Fund	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2017. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 178 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston(A) 1956	Class I Trustee	Until 2017. Trustee since 2011.

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1960	Class I Trustee	Until 2017. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Class II Trustee	Until 2018. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Class III Trustee	Until 2016. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Class II Trustee	Until 2018. Trustee since 2003.

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

38

Eaton Vance

Floating-Rate Income Plus Fund

May 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Class III Trustee	Until 2016. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Class II Trustee	Until 2018. Trustee since 2015.

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (since 2013).

Harriett Tee Taggart 1948	Class II Trustee	Until 2018. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni(A) 1943	Chairman of the Board and Class III Trustee	Until 2016. Trustee since 2005 and Chairman since 2007.

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Fund	Officer Since(4)	Principal Occupation(s) During Past Five Years
Scott H. Page 1959	President	Since 1998	Vice President of EVM and BMR.
Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Since 2005	Vice President of EVM and BMR.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR.
Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal.

(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

(A)	VRTP Trustee

39

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its outstanding common shares as of the approved date in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

40

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

15088 5.31.15

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended May 31, 2014 and May 31, 2015 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods

Eaton Vance Floating-Rate Income Plus Fund

Fiscal Years Ended	5/31/14*	5/31/15
Audit Fees	$30,300	$35,150
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$19,310	$20,450
All Other Fees(3)	$0	$0

Total	$49,610	$55,600

*	Fund commenced operations on 6/28/13.
(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended May 31, 2014 and May 31, 2015; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	5/31/14*	5/31/15
Registrant	$19,310	$20,450
Eaton Vance(1)	$380,973	$76,000

*	Fund commenced operations on 6/28/13.
(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Scott E. Eston, Cynthia E. Frost and Ralph F. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the

Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Kathleen C. Gaffney, Scott H. Page and Craig P. Russ and other Eaton Vance Management (“EVM” or “Eaton Vance”) investment professionals comprise the investment team responsible for the overall management of the Fund’s investments as well as allocations of the Fund’s assets between common and preferred stocks. Ms. Gaffney and Messrs. Page and Russ are the portfolio managers responsible for the day-to-day management of specific segments of the Fund’s investment portfolio.

Ms. Gaffney has been an EVM portfolio manager since 2013 and is Co-Director of EVM’s Investment Grade Fixed Income Group. Prior to joining EVM in 2012, Ms. Gaffney was a Vice President of Loomis, Sayles & Company and portfolio manager for Loomis Sayles fixed income group (for more than five years). Mr. Page has been an EVM portfolio manager since 1996 and is Co-Director of EVM’s Bank Loan Investment Group. Mr. Russ has been an EVM portfolio manager since 2003 and is Co-Director of EVM’s Bank Loan Investment Group. Ms. Gaffney and Messrs. Paige and Russ are Vice Presidents of EVM. This information is provided as of the date of filing of this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts		Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Kathleen C. Gaffney(1)
Registered Investment Companies	8	$3,941.7		0	$0
Other Pooled Investment Vehicles	0	$0		0	$0
Other Accounts	2	$28.9		0	$0

Scott H. Page
Registered Investment Companies	14	$28,019.8	(2)	0	$0
Other Pooled Investment Vehicles	11	$10,438.0	(3)	1	$122.4
Other Accounts	7	$3,019.0		0	$0

Craig P. Russ
Registered Investment Companies	10	$23,180.8	(2)	0	$0
Other Pooled Investment Vehicles	3	$7,459.0		0	$0
Other Accounts	7	$3,019.0		0	$0

(1)	This portfolio manager serves as portfolio manager of one or more registered investment companies that invests or may invest in one or more underlying registered investment companies in the Eaton Vance family of funds or other pooled investment vehicles sponsored by Eaton Vance. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.
(2)	This portfolio manager provides investment advice with respect to only a portion of the total assets of certain of these accounts. Only the assets allocated to this portfolio manager as of the Fund’s most recent fiscal year end are reflected in the table.
(3)	Certain of these “Other Pooled Investment Vehicles” invest a substantial portion of their assets either in a registered investment company or in a separate pooled investment vehicle managed by this portfolio manager or another Eaton Vance portfolio manager.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Kathleen C. Gaffney	$10,001 - $50,000
Scott H. Page	$50,001 - $100,000
Craig P. Russ	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Floating-Rate Income Plus Fund

By:	/s/ Scott H. Page
Scott H. Page
President

Date: July 13, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: July 13, 2015

By:	/s/ Scott H. Page
Scott H. Page
President

Date: July 13, 2015